SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 13, 2014

Date of Report

(Date of Earliest Event Reported)

GAMEPLAN, INC.

 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-27435	87-0493596
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

3701 Fairview Road

Reno, Nevada  89511

 (Address of Principal Executive Offices)

(775) 815-4758

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 13, 2014, the Board of Directors of GamePlan, Inc., a Nevada corporation (the “Company”), unanimously resolved that the Company declare a dividend on its outstanding common stock on the basis of ten for one (10 for 1), with all fractional shares to be rounded up to the nearest whole share, with any shares needed for such rounding to be authorized and issued by the Company, and such dividend to be subject to a mandatory exchange of certificates, so that the net effect of the dividend is a ten for one (10 for 1) forward split of the outstanding common stock.  The dividend is to be payable as of February 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMEPLAN, INC.

Date:  2/18/2014

/s/ Robert G. Berry

                                Robert G. Berry, President